UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2023

Date of reporting period:	December 1 , 2022 – November 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

# Putnam High Yield Fund

**Annual report**
**11 | 30 | 23**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

**FUND SYMBOL**
**CLASS A**
PHYIX

Putnam
High Yield
Fund

Annual report
11 | 30 | 23

Message from the Trustees

January 11, 2024

Dear Fellow Shareholder:

The U.S. economy has defied expectations of a recession in 2023, with the pace of growth picking up speed in the third quarter. Growth concerns were fueled by the U.S. Federal Reserve’s interest-rate increases, which were intended to lower inflation. Fortunately, the U.S. economy appears to be headed for a “soft landing,” as price pressures continue to ease without a substantial increase in unemployment rates.

Uncertainty over the impacts of higher interest rates contributed to volatility even as markets advanced this year. After the Fed lifted rates to a range of 5.25%–5.50% in July 2023, stock and bond prices slumped through October 2023. During this period, the 10-year U.S. Treasury yield, a key benchmark for setting mortgage rates, rose to nearly 5% for the first time since 2007. The yield then fell sharply during November 2023, when the Fed signaled it would cut interest rates sooner than previously anticipated.

As the past year shows, market trends can change frequently. Your investment team is actively analyzing emerging opportunities and risks in the financial markets. The following report provides an update on your fund.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 7–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group median is provided by Lipper, an LSEG company.

*The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/23. See above and pages 7–10 for additional fund performance information. Index descriptions can be found on page 12.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 High Yield Fund

Rob, how was the investment environment for high-yield bonds during the reporting period?

The high-yield market performed very well as recession fears eased, and inflation readings declined. Corporate fundamentals and market technicals [supply/demand dynamics] were also supportive. The JPMorgan Developed High Yield Index, the fund’s benchmark, rose 9.22%. The asset class outperformed the 1.18% return for the broader U.S. fixed income markets, as measured by the Bloomberg U.S. Aggregate Bond Index.

For much of the period, rising interest rates, U.S. debt concerns, and cooling but still high inflation weighed on investor sentiment. The financial markets also experienced severe volatility in March 2023 due to turmoil in the banking sector. Quick actions by global central banks, which included shoring up bank deposits, mitigated systemic risk. Better-than-expected corporate earnings and economic data contributed to an improving outlook for much of the second half of the period. November 2023 was especially strong for risk assets, with investors anticipating the Federal Reserve could be

High Yield Fund 3

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/23. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/23. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 High Yield Fund

nearing the end of the current interest-rate hiking cycle.

In July 2023, the Fed raised the federal funds rate by 0.25%, bringing the benchmark rate to 5.25%–5.50%, the highest range in 22 years. At its press conference in August 2023, the Fed stated it would “proceed carefully” and continue making data-driven decisions on a meeting-to-meeting basis. As part of this process, the Fed mentioned it would try to balance the risk of doing too much and slowing growth against the risk of doing too little and reigniting inflation.

After its August press conference, the Fed left its benchmark rate unchanged for the balance of the reporting period. At its September 2023 meeting, policymakers reiterated the need to keep interest rates high well into 2024 to ensure inflation drops back down to its 2% target rate, and that when rates eventually come down, it may happen more slowly than previously projected. Markets sold off sharply in September and October 2023 as a result. Markets reversed course in November 2023, with risk assets rallying significantly during the month. Further signs that inflation was easing raised investor expectations that the Fed might lower interest rates earlier than previously expected. Although the rally was mostly interest-rate driven, it was broad based.

How did the fund perform for the 12 months ended 11/30/23?

The fund’s class A shares rose 7.43%, underperforming the benchmark, which returned 9.22%. The fund also underperformed the median of its Lipper peer group, High Yield Funds, which rose 7.64%.

Which decisions had the biggest impact on the fund’s performance relative to the benchmark during the reporting period?

Security selection in health care and energy, along with an underweight position and security selection in automotive, were the largest detractors from relative returns. An overweight exposure to the drugmaker Mallinckrodt was the largest single detractor from relative returns due to the firm’s bankruptcy filing in October 2023. The fund’s lack of exposure to Carvana and underweight positioning to Dish Network also weighed on relative returns.

What about relative contributors for the reporting period?

We achieved strong results in the technology sector. An underweight position and security selection within telecommunications contributed to relative performance. An underweight exposure to transportation also contributed to relative performance. We chose not to own Diebold Nixdorf, a financial and retail technology company. This decision was the top positive contributor to returns relative to the benchmark. The company struggled in the aftermath of its filing for bankruptcy in July 2023. An overweight exposure to Freedom Mortgage Corp and Energy Transfer LP augmented relative returns as well.

Within our credit quality strategies, we generated positive performance from underweight positioning and security selection within BB-rated securities. Unfortunately, this result was offset by underweight positioning and security selection within B- and CCC-rated securities.

What are your current views on high-yield credit?

Looking into 2024, we’ve positioned the portfolio somewhat defensively for slower growth or a mild recession. Credit spreads are pricing in a continued increase in defaults along with slower growth, but they do not indicate a harsh recession, in our view. Several challenges — slower growth, heightened geopolitical tensions, a tight labor market,

High Yield Fund 5

and inflation still above the Fed’s 2% target — represent headwinds for both fundamental and market technicals, in our view. While rates may remain higher for longer, we believe the Fed is likely at or near the end of this hiking cycle.

Lower new high-yield bond issuance, coupled with high rising-star volume, is contributing to a somewhat supportive technical backdrop, in our view. We believe yields (now at the 90th percentile of their range over the past 10 years) and prices remain attractive, while credit spreads have tightened to levels that are fair but not compelling. So, valuations are still somewhat attractive, in our view.

Historically, yields at their current level have been a good entry point for the asset class. We expect high-yield market technicals will remain tethered to a broader risk appetite in the near future. Risks to our outlook include banking sector volatility, policy missteps from global central banks, a more severe slowdown or recession, and heightened geopolitical tension.

We continue to focus attention on industry and company fundamentals, the health of balance sheets, generation and use of free cash flow, and the resiliency of credits as companies weather slower economic growth. The U.S. high-yield default rate, including distressed exchanges, has continued to tick up. Still, it ended November 2023 at 2.88%, well below long-term historical averages.

Given your views, how are you positioning the fund relative to the benchmark?

The fund has an overweight exposure to the higher-quality segment of the market (largely BBB-rated securities). The fund also has a large underweight exposure to BB-rated credits and a slight underweight to the lower-quality segment of the market (B- and CCC-rated securities). At the industry level, the fund has overweight positions in chemicals, housing, and technology. The fund has underweights to food and beverages, automotive, and transportation.

We believe our positioning reflects recession risk, a potential line of sight to the end of the Fed’s tightening cycle, strong technical factors, and the attractiveness of yields and prices. We continue to look for favorable alpha-generating opportunities in the secondary market.

Thank you, Rob, for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

During the reporting period, the fund’s portfolio generated a higher level of income. As a result, the fund’s monthly dividend rate for class A was increased from $0.021 to $0.022 per share in May 2023 and from $0.022 to $0.023 per share in August 2023. Similar increases were made to other share classes.

6 High Yield Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class M, R, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 11/30/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (3/25/86)
Before sales charge	6.61%	3.29%	3.27%	0.54%	7.43%
After sales charge	6.49	2.87	2.43	–0.82	3.13
Class B (5/16/94)
Before CDSC	6.41	2.69	2.51	–0.26	6.46
After CDSC	6.41	2.69	2.18	–1.15	1.46
Class C (3/30/07)
Before CDSC	6.44	2.70	2.51	–0.23	6.74
After CDSC	6.44	2.70	2.51	–0.23	5.74
Class M (12/1/94)
Before sales charge	6.32	3.03	3.02	0.26	7.01
After sales charge	6.23	2.69	2.34	–0.84	3.53
Class R (3/30/07)
Net asset value	6.34	3.03	3.02	0.26	7.00
Class R6 (5/22/18)
Net asset value	6.81	3.55	3.63	0.83	7.54
Class Y (12/31/98)
Net asset value	6.81	3.54	3.54	0.72	7.56

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

High Yield Fund 7

Comparative annualized index returns For periods ended 11/30/23

	Life of fund	10 years	5 years	3 years	1 year
JPMorgan Developed High
Yield Index*	—	4.39%	4.21%	2.06%	9.22%
Lipper High Yield Funds
category median†	6.74%	3.36	3.51	1.07	7.64

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, an LSEG company.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/23, there were 529, 481, 447, 326, and 13 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,042 and $13,050, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,039. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $13,476, $14,171, and $14,156, respectively.

8 High Yield Fund

Fund price and distribution information For the 12-month period ended 11/30/23

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	12		12	12	12		12	12	12
Income	$0.265		$0.228	$0.229	$0.253		$0.252	$0.284	$0.277
Capital gains	—		—	—	—		—	—	—
Total	$0.265		$0.228	$0.229	$0.253		$0.252	$0.284	$0.277
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
11/30/22	$5.06	$5.27	$4.90	$4.86	$5.03	$5.20	$5.03	$5.38	$5.40
11/30/23	5.16	5.38	4.98	4.95	5.12	5.29	5.12	5.49	5.52
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	5.81%	5.58%	5.06%	5.33%	5.63%	5.44%	5.39%	5.90%	5.65%
Current 30-day
SEC yield
(with expense
limitation)[2,3]	N/A	6.71	6.25	6.25	N/A	6.54	6.75	7.40	7.25

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

High Yield Fund 9

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 12/31/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (3/25/86)
Before sales charge	6.69%	3.59%	4.47%	1.14%	11.94%
After sales charge	6.57	3.17	3.62	–0.22	7.46
Class B (5/16/94)
Before CDSC	6.49	2.96	3.71	0.42	11.32
After CDSC	6.49	2.96	3.38	–0.47	6.32
Class C (3/30/07)
Before CDSC	6.52	2.97	3.75	0.46	11.42
After CDSC	6.52	2.97	3.75	0.46	10.42
Class M (12/1/94)
Before sales charge	6.41	3.35	4.27	0.93	11.76
After sales charge	6.32	3.01	3.59	–0.18	8.12
Class R (3/30/07)
Net asset value	6.43	3.35	4.27	0.93	11.96
Class R6 (5/22/18)
Net asset value	6.90	3.89	4.91	1.57	12.57
Class Y (12/31/98)
Net asset value	6.89	3.85	4.75	1.40	12.39

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 11/30/22	1.04%	1.79%	1.79%	1.29%	1.29%	0.68%	0.79%
Annualized expense ratio for the
six-month period ended 11/30/23*	1.05%	1.80%	1.80%	1.30%	1.30%	0.68%	0.80%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

10 High Yield Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/23 to 11/30/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.40	$9.23	$9.23	$6.67	$6.67	$3.49	$4.11
Ending value (after expenses)	$1,049.90	$1,045.50	$1,046.00	$1,046.90	$1,046.70	$1,048.70	$1,049.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/23, use the following calculation method. To find the value of your investment on 6/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.32	$9.10	$9.10	$6.58	$6.58	$3.45	$4.05
Ending value (after expenses)	$1,019.80	$1,016.04	$1,016.04	$1,018.55	$1,018.55	$1,021.66	$1,021.06

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

High Yield Fund 11

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, an LSEG company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

12 High Yield Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of November 30, 2023, Putnam employees had approximately $503,000,000 and the Trustees had approximately $69,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Yield Fund 13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14 High Yield Fund

Trustee approval of management contracts

Consideration of your fund’s new and interim management and sub-management contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”) and a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the then-parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management and PIL. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management and PIL and would cause your fund’s then-current Management Contract with Putnam Management and Sub-Management Contract with PIL (collectively, the “Existing Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which, at that time, was expected to occur in the fourth quarter of 2023.1

In addition to the New Management Contracts, the Trustees also approved interim management and sub-management contracts with Putnam Management and PIL, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Existing Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0–1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its then-parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held

1 The Transaction ultimately closed on January 1, 2024.

High Yield Fund 15

on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Existing Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Existing Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:2

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment solutions group, with both Franklin Templeton

2 All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL as necessary or appropriate in the context.

16 High Yield Fund

groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management and PIL, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Existing Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

High Yield Fund 17

General conclusions — Existing Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract with respect to your fund between Putnam Management and PIL. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees did not attempt to evaluate PIL as a separate entity.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Existing Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the New Management Contracts, which had been

18 High Yield Fund

proposed in light of the Transaction (which would cause the fund’s Existing Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses).

These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. Putnam Management and PSERV have agreed to maintain these expense limitations until at least March 30, 2025. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Existing Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fifth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management, distribution and investor servicing contracts. For

High Yield Fund 19

each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the

20 High Yield Fund

end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2022 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2022, there were 520, 485 and 439 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments made to Putnam Management’s affiliates by the mutual funds for distribution services and investor services. In conjunction

High Yield Fund 21

with the review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

22 High Yield Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Yield Fund 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam High Yield Fund (the “Fund”) as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statement of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the four years in the period ended November 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the four years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 10, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 11, 2024

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 High Yield Fund

The fund’s portfolio 11/30/23

CORPORATE BONDS AND NOTES (83.7%)*		Principal amount	Value
Advertising and marketing services (0.5%)
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28		$1,665,000	$1,364,749
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. notes 7.375%, 2/15/31		1,695,000	1,738,223
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. unsec. notes 5.00%, 8/15/27		1,420,000	1,338,925
			4,441,897
Automotive (0.3%)
IHO Verwaltungs GmbH sr. unsub. notes Ser. REGS, 8.75%, 5/15/28 (Germany) ‡‡	EUR	2,500,000	2,913,100
			2,913,100
Basic materials (10.0%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)		$3,165,000	3,251,436
ATI, Inc. sr. unsec. notes 7.25%, 8/15/30		2,060,000	2,069,671
ATI, Inc. sr. unsec. notes 4.875%, 10/1/29		580,000	519,100
ATI, Inc. sr. unsec. sub. notes 5.875%, 12/1/27		2,260,000	2,184,041
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30		2,600,000	2,615,038
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29		3,140,000	2,735,668
Axalta Coating Systems, LLC/Axalta Coating Systems Dutch Holding B BV 144A company guaranty sr. unsec. notes 4.75%, 6/15/27		475,000	450,305
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 6.50%, 8/1/30		570,000	569,363
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29		1,705,000	1,505,713
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29		1,796,000	1,792,915
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30		2,310,000	2,102,100
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32		870,000	856,039
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32		2,130,000	1,827,142
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)		3,050,000	3,106,301
Cemex SAB de CV sr. unsec. sub. FRB Ser. REGS, 9.125%, 3/14/53 (Mexico)		2,125,000	2,210,000
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32		1,730,000	1,480,197
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27		310,000	301,739
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (France)		451,000	445,346
Constellium SE sr. unsec. notes Ser. REGS, 3.125%, 7/15/29 (France)	EUR	400,000	385,277
Constellium SE 144A sr. unsec. notes 5.625%, 6/15/28 (France)		$1,150,000	1,098,784
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28		945,000	774,116
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 8.625%, 6/1/31 (Canada)		3,150,000	2,543,625

High Yield Fund 25

CORPORATE BONDS AND NOTES (83.7%)* cont.		Principal amount	Value
Basic materials cont.
FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes 6.125%, 4/15/32 (Australia)		$1,380,000	$1,333,719
Graphic Packaging International, LLC company guaranty sr. unsec. unsub. notes Ser. REGS, 2.625%, 2/1/29	EUR	1,405,000	1,347,244
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30		$1,460,000	1,268,229
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)		2,250,000	1,745,095
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)		2,310,000	2,177,350
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28		1,500,000	1,271,250
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡		1,630,000	1,385,500
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		1,915,000	1,716,740
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	1,600,000	975,662
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$1,565,000	1,357,321
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		2,315,000	1,931,091
Mauser Packaging Solutions Holding Co. 144A company guaranty notes 9.25%, 4/15/27		2,170,000	1,974,768
Mauser Packaging Solutions Holding Co. 144A sr. notes 7.875%, 8/15/26		2,195,000	2,180,473
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		1,890,000	1,578,386
Mercer International, Inc. 144A sr. unsec. notes 12.875%, 10/1/28 (Canada)		880,000	915,548
NOVA Chemicals Corp. 144A sr. notes 8.50%, 11/15/28 (Canada)		305,000	315,065
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		365,000	307,225
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		2,055,000	1,865,626
Novelis Sheet Ingot GMBH company guaranty sr. unsec. notes Ser. REGS, 3.375%, 4/15/29 (Germany)	EUR	505,000	491,992
Olympus Water US Holding Corp. sr. notes Ser. REGS, 3.875%, 10/1/28	EUR	730,000	681,597
Olympus Water US Holding Corp. 144A sr. notes 9.75%, 11/15/28		$1,175,000	1,208,551
Olympus Water US Holding Corp. 144A sr. notes 4.25%, 10/1/28		1,915,000	1,661,339
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29		3,400,000	2,789,071
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28		1,910,000	1,735,713
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30		2,055,000	1,583,049
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		3,066,000	2,776,692
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29		2,590,000	2,294,380
SCIL IV, LLC/SCIL USA Holdings, LLC 144A sr. notes 5.375%, 11/1/26		1,430,000	1,338,838
Smyrna Ready Mix Concrete, LLC 144A sr. notes 8.875%, 11/15/31		2,125,000	2,156,875
Summit Materials, LLC/Summit Materials Finance Corp. 144A sr. unsec. notes 7.25%, 1/15/31		285,000	286,922
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29		3,055,000	2,422,450

26 High Yield Fund

CORPORATE BONDS AND NOTES (83.7%)* cont.		Principal amount	Value
Basic materials cont.
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)		$790,000	$306,909
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29		2,205,000	1,874,824
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27		1,200,000	1,142,766
WR Grace Holdings, LLC 144A sr. notes 7.375%, 3/1/31		2,275,000	2,212,438
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29		2,300,000	1,936,071
			89,370,685
Broadcasting (2.5%)
Banijay Entertainment SASU 144A sr. notes 8.125%, 5/1/29 (France)		2,655,000	2,677,082
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26		365,000	233,600
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31		4,390,000	3,129,650
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27		4,045,667	2,831,503
Paramount Global jr. unsec. sub. FRB 6.375%, 3/30/62		100,000	80,500
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29		1,030,000	865,772
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31		2,192,000	1,773,584
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28		2,295,000	2,050,563
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26		1,465,000	1,412,114
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27		2,400,000	2,365,116
Univision Communications, Inc. 144A sr. notes 8.00%, 8/15/28		890,000	899,648
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30		2,143,000	2,103,150
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28		1,700,000	1,441,137
			21,863,419
Building materials (2.3%)
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28		2,395,000	2,204,443
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29		1,210,000	1,047,717
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡		695,000	614,723
Camelot Return Merger Sub, Inc. 144A sr. notes 8.75%, 8/1/28		2,670,000	2,633,288
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		1,881,000	1,734,978
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29		1,685,000	1,411,390
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		940,000	893,000
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		2,050,000	1,732,578
MIWD Holdco II, LLC/MIWD Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 2/1/30		1,140,000	965,868
Standard Industries, Inc. sr. unsec. notes Ser. REGS, 2.25%, 11/21/26	EUR	1,484,000	1,470,956

High Yield Fund 27

CORPORATE BONDS AND NOTES (83.7%)* cont.		Principal amount	Value
Building materials cont.
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27		$1,975,000	$1,891,096
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28		230,000	216,158
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30		2,225,000	1,950,285
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28		1,840,000	1,678,876
			20,445,356
Capital goods (8.3%)
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30		1,660,000	1,428,666
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC sr. unsec. notes Ser. REGS, 3.00%, 9/1/29	EUR	1,115,000	933,925
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29		$2,435,000	1,935,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A sr. unsec. notes 5.25%, 8/15/27 (Ireland)		1,540,000	1,130,691
Benteler International AG 144A company guaranty sr. notes 10.50%, 5/15/28 (Austria)		2,985,000	3,074,550
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)		1,098,000	1,098,797
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 2/1/29 (Canada)		400,000	396,329
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)		1,021,000	1,020,914
Bombardier, Inc. 144A sr. unsec. unsub. notes 8.75%, 11/15/30 (Canada)		1,010,000	1,034,038
Chart Industries, Inc. 144A company guaranty sr. notes 7.50%, 1/1/30		2,180,000	2,223,397
Chart Industries, Inc. 144A company guaranty sr. unsec. notes 9.50%, 1/1/31		1,630,000	1,739,784
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25		2,511,000	2,517,240
Clarios Global LP 144A sr. notes 6.75%, 5/15/28		435,000	438,904
Clarios Global LP/Clarios US Finance Co. company guaranty sr. notes Ser. REGS, 4.375%, 5/15/26	EUR	1,335,000	1,422,981
Clean Harbors, Inc. 144A company guaranty sr. unsec. unsub. notes 6.375%, 2/1/31		$1,685,000	1,672,097
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29		1,015,000	842,450
Emerald Debt Merger Sub, LLC 144A sr. notes 6.625%, 12/15/30		2,490,000	2,483,775
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)		850,000	761,286
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)		1,180,000	1,077,738
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)		452,000	403,277
GFL Environmental, Inc. 144A sr. notes 6.75%, 1/15/31 (Canada)		685,000	690,994
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29		4,586,000	3,783,578
Howmet Aerospace, Inc. sr. unsec. unsub. bonds 5.95%, 2/1/37		1,300,000	1,277,953
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29		3,166,000	2,790,038
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28		1,450,000	1,288,135
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29		3,190,000	2,676,379
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29		1,520,000	1,287,835
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/15/31		2,730,000	2,709,552

28 High Yield Fund

CORPORATE BONDS AND NOTES (83.7%)* cont.		Principal amount	Value
Capital goods cont.
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27		$1,475,000	$1,483,838
Ritchie Bros Holdings, Inc. 144A company guaranty sr. notes 6.75%, 3/15/28		710,000	723,313
Ritchie Bros Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7.75%, 3/15/31		2,445,000	2,536,688
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29		3,310,000	2,972,542
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29		2,050,000	1,839,908
Sensata Technologies BV 144A company guaranty sr. unsec. unsub. notes 5.875%, 9/1/30		1,810,000	1,736,943
Spirit AeroSystems, Inc. 144A company guaranty sr. notes 9.75%, 11/15/30		2,115,000	2,227,221
Spirit AeroSystems, Inc. 144A sr. unsub. notes 9.375%, 11/30/29		1,030,000	1,113,729
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29		2,155,000	1,975,973
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27		124,000	119,341
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29		2,655,000	2,405,933
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29		1,595,000	1,438,977
TransDigm, Inc. 144A company guaranty sr. notes 7.125%, 12/1/31		440,000	447,542
TransDigm, Inc. 144A sr. notes 6.875%, 12/15/30		1,800,000	1,802,250
TransDigm, Inc. 144A sr. notes 6.75%, 8/15/28		2,205,000	2,205,000
Vertical Midco GMBH company guaranty sr. notes Ser. REGS, 4.375%, 7/15/27 (Germany)	EUR	1,150,000	1,180,975
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28		$1,195,000	1,081,686
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26		793,000	748,394
ZF North America Capital, Inc. 144A company guaranty sr. unsec. Notes 7.125%, 4/14/30 (Germany)		810,000	828,225
ZF North America Capital, Inc. 144A company guaranty sr. unsec. notes 6.875%, 4/14/28 (Germany)		810,000	818,100
			73,826,881
Commercial and consumer services (2.8%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29		1,975,000	1,755,439
Allied Universal Holdco LLC/Allied Universal Finance Corp. 144A sr. unsec. notes 6.00%, 6/1/29		1,240,000	944,024
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL sr. notes Ser. REGS, 3.625%, 6/1/28	EUR	1,175,000	1,086,679
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 144A sr. notes 4.625%, 6/1/28		$1,570,000	1,361,921
Block, Inc. sr. unsec. notes 3.50%, 6/1/31		3,425,000	2,866,403
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29		1,627,000	1,376,767
Garda World Security Corp. 144A sr. notes 7.75%, 2/15/28 (Canada)		495,000	497,475
Garda World Security Corp. 144A sr. notes 4.625%, 2/15/27 (Canada)		720,000	684,594
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)		420,000	349,787

High Yield Fund 29

CORPORATE BONDS AND NOTES (83.7%)* cont.	Principal amount	Value
Commercial and consumer services cont.
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	$2,475,000	$2,160,950
GTCR W-2 Merger Sub, LLC 144A sr. notes 7.50%, 1/15/31	2,180,000	2,220,875
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	1,992,000	1,921,350
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29	3,295,000	3,060,030
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	1,295,000	1,171,579
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	1,150,000	1,104,307
Sabre GLBL, Inc. 144A company guaranty sr. sub. notes 8.625%, 6/1/27	1,075,000	897,570
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	1,931,000	1,832,229
		25,291,979
Communication services (5.6%)
Altice Financing SA 144A company guaranty sr. notes 5.00%, 1/15/28 (Luxembourg)	1,515,000	1,297,226
Altice France SA 144A company guaranty sr. notes 5.50%, 10/15/29 (France)	1,505,000	1,085,899
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)	1,125,000	860,804
Altice France SA 144A company guaranty sr. notes 5.125%, 7/15/29 (France)	1,870,000	1,337,443
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	2,155,000	1,774,916
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	3,742,000	3,470,037
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	7,000,000	6,126,131
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31	2,101,000	1,752,651
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. unsub. notes 4.75%, 2/1/32	3,375,000	2,834,966
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	645,000	614,428
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 6.50%, 2/1/29	2,105,000	1,780,367
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	3,195,000	2,716,506
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 4.125%, 12/1/30	980,000	697,476
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	2,630,000	1,485,950
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	2,091,000	1,881,568
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	2,733,000	1,238,254
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	549,000	406,636
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	1,260,000	1,013,103
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	3,425,000	1,969,050
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	2,925,000	2,747,969

30 High Yield Fund

CORPORATE BONDS AND NOTES (83.7%)* cont.		Principal amount	Value
Communication services cont.
Frontier Communications Holdings, LLC 144A company guaranty sr. notes 8.75%, 5/15/30		$1,565,000	$1,560,558
Level 3 Financing, Inc. 144A company guaranty sr. notes 10.50%, 5/15/30		899,000	833,823
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28		1,824,000	725,040
Rogers Communications, Inc. 144A unsec. sub. FRB 5.25%, 3/15/82 (Canada)		705,000	648,401
Viasat, Inc. 144A sr. unsec. notes 7.50%, 5/30/31		2,010,000	1,437,150
Virgin Media Finance PLC 144A sr. unsec. bonds 5.00%, 7/15/30 (United Kingdom)		3,060,000	2,555,186
Virgin Media Secured Finance PLC 144A company guaranty sr. sub. notes 4.50%, 8/15/30 (United Kingdom)		1,490,000	1,278,629
Vodafone Group PLC jr. unsec. sub. FRB 7.00%, 4/4/79 (United Kingdom)		440,000	444,407
VZ Secured Financing BV 144A sr. notes 5.00%, 1/15/32 (Netherlands)		1,560,000	1,271,400
Ziggo Bond Co. BV 144A sr. unsec. notes 6.00%, 1/15/27 (Netherlands)		2,215,000	2,110,036
			49,956,010
Consumer (0.3%)
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29		2,925,000	2,698,882
Stanley Black & Decker, Inc. jr. unsec. sub. FRB 4.00%, 3/15/60		200,000	161,523
			2,860,405
Consumer staples (4.1%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)		3,780,000	3,258,672
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30		2,770,000	2,589,980
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27		1,570,000	1,508,308
Aramark Services, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28		1,710,000	1,618,261
Avis Budget Finance PLC 144A sr. unsec. notes 7.25%, 7/31/30	EUR	2,760,000	3,044,579
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		$2,275,000	1,999,953
Coty, Inc. 144A company guaranty sr. notes 4.75%, 1/15/29		2,060,000	1,917,881
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US, LLC 144A company guaranty sr. notes 6.625%, 7/15/30		1,330,000	1,336,929
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. notes 4.625%, 1/15/29		460,000	408,687
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30		1,395,000	1,177,170
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27		2,976,000	2,889,792
Hertz Corp. (The) 144A company guaranty sr. unsec. notes 5.00%, 12/1/29		3,150,000	2,417,682
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		1,605,000	1,601,998
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30		2,295,000	2,054,520

High Yield Fund 31

CORPORATE BONDS AND NOTES (83.7%)* cont.	Principal amount	Value
Consumer staples cont.
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31	$45,000	$36,788
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	621,000	540,388
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	2,130,000	1,985,547
PECF USS Intermediate Holding III Corp. 144A sr. unsec. notes 8.00%, 11/15/29	3,295,000	1,523,938
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	2,218,000	2,225,475
US Foods, Inc. 144A company guaranty sr. unsec. notes 7.25%, 1/15/32	535,000	547,380
US Foods, Inc. 144A company guaranty sr. unsec. notes 4.75%, 2/15/29	1,380,000	1,279,175
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	920,000	833,713
		36,796,816
Energy (oil field) (0.7%)
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	1,345,000	1,341,638
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	1,765,000	1,706,526
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	2,229,000	2,216,409
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	1,105,000	1,090,774
		6,355,347
Entertainment (1.6%)
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	2,199,000	2,058,814
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	2,045,000	1,840,705
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26	1,190,000	1,157,708
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	1,185,000	1,184,653
NCL Corp., Ltd. 144A company guaranty sr. notes 8.125%, 1/15/29	895,000	909,544
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29	1,345,000	1,271,025
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/30	1,315,000	1,339,433
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29	2,745,000	2,921,171
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26	1,369,000	1,331,759
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 4.25%, 7/1/26	465,000	440,407
		14,455,219
Financials (7.8%)
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	2,770,000	2,656,388
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	2,473,000	2,621,389
Ally Financial, Inc. jr. unsec. sub. FRN 4.70%, perpetual maturity	600,000	422,300
Ally Financial, Inc. jr. unsec. sub. FRN 4.70%, perpetual maturity	200,000	128,915
American Express Co. jr. unsec. sub. FRN 3.55%, 9/15/26	250,000	210,758

32 High Yield Fund

CORPORATE BONDS AND NOTES (83.7%)* cont.	Principal amount	Value
Financials cont.
Apollo Management Holdings LP 144A company guaranty unsec. sub. FRB 4.95%, 1/14/50	$1,000,000	$898,926
Ares Finance Co. III, LLC 144A company guaranty unsec. sub. FRB 4.125%, 6/30/51	500,000	409,999
Aretec Escrow Issuer 2, Inc. 144A company guaranty sr. unsec. notes 10.00%, 8/15/30	1,615,000	1,682,265
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	1,970,000	1,664,767
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9.375%, 9/19/53 (Spain)	200,000	203,545
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRN 6.125%, perpetual maturity (Spain)	600,000	509,199
Banco Santander SA jr. unsec. sub. FRB 9.625%, 11/21/53 (Spain)	200,000	208,750
Banco Santander SA jr. unsec. sub. FRB 4.75%, perpetual maturity (Spain)	200,000	155,828
Banco Santander SA unsec. sub. bonds 6.921%, 8/8/33 (Spain)	200,000	198,932
Bank of America Corp. jr. unsec. sub. FRN 4.375%, 1/27/27	350,000	302,846
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	640,000	632,470
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	1,000,000	991,243
Bank of Nova Scotia (The) jr. unsec. sub. FRB 8.625%, 10/27/82 (Canada)	300,000	301,459
Bank of Nova Scotia (The) jr. unsec. sub. FRB 3.625%, 10/27/81 (Canada)	100,000	72,926
Bank of Nova Scotia (The) jr. unsec. sub. FRN 4.90%, perpetual maturity (Canada)	320,000	300,494
Barclays PLC jr. unsec. sub. FRN 8.00%, perpetual maturity (United Kingdom)	460,000	452,506
Barclays PLC jr. unsec. sub. FRN 8.00%, perpetual maturity (United Kingdom)	200,000	186,623
Barclays PLC jr. unsec. sub. FRN 6.125%, 8/12/50 (United Kingdom)	200,000	185,495
BNP Paribas SA 144A jr. unsec. sub. FRN 7.75%, perpetual maturity (France)	200,000	196,765
BNP Paribas SA 144A jr. unsec. sub. FRN 7.375%, perpetual maturity (France)	300,000	297,818
Capital One Financial Corp. jr. unsec. sub. FRN 3.95%, perpetual maturity	250,000	189,021
Citigroup, Inc. jr. unsec. sub. FRN 4.00%, perpetual maturity	690,000	618,045
Citizens Financial Group, Inc. jr. unsec. sub. FRN 6.375%, perpetual maturity	320,000	273,756
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	2,346,000	1,712,580
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31	120,000	88,240
Commerzbank AG jr. unsec. sub. FRB 7.00%, perpetual maturity (Germany)	600,000	563,250
Credit Agricole SA 144A jr. unsec. sub. FRN 6.875%, perpetual maturity (France)	310,000	304,456
Credit Agricole SA 144A jr. unsec. sub. FRN 4.75%, 9/23/29 (France)	450,000	360,219
Deutsche Bank AG jr. unsec. sub. FRN 6.00%, perpetual maturity (Germany)	400,000	350,060

High Yield Fund 33

CORPORATE BONDS AND NOTES (83.7%)* cont.	Principal amount	Value
Financials cont.
Deutsche Bank AG/New York, NY unsec. sub. FRB 3.729%, 1/14/32 (Germany)	$1,360,000	$1,070,763
Discover Financial Services jr. unsec. sub. FRN 6.125%, perpetual maturity	230,000	213,430
Fifth Third Bancorp jr. unsec. sub. FRB 4.50%, 7/30/50	150,000	135,220
Freedom Mortgage Corp. 144A sr. unsec. notes 12.25%, 10/1/30	575,000	605,906
Freedom Mortgage Corp. 144A sr. unsec. notes 12.00%, 10/1/28	435,000	458,381
Freedom Mortgage Corp. 144A sr. unsec. notes 7.625%, 5/1/26	1,490,000	1,423,667
Freedom Mortgage Corp. 144A sr. unsec. sub. notes 6.625%, 1/15/27	1,640,000	1,496,612
General Motors Financial Co., Inc. jr. unsec. sub. FRN 5.75%, perpetual maturity	570,000	477,375
goeasy, Ltd. 144A company guaranty sr. unsec. notes 9.25%, 12/1/28 (Canada)	1,270,000	1,304,544
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	1,320,000	1,237,279
Hartford Financial Services Group, Inc. (The) 144A jr. unsec. sub. FRB (CME Term SOFR 3 Month + 2.39%), 7.766%, 2/12/47	550,000	471,277
HSBC Holdings PLC jr. unsec. sub. FRB 8.00%, perpetual maturity (United Kingdom)	200,000	202,000
HSBC Holdings PLC jr. unsec. sub. FRN 6.50%, perpetual maturity (United Kingdom)	540,000	491,621
HUB International, Ltd. 144A sr. notes 7.25%, 6/15/30	1,315,000	1,344,011
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	1,887,000	1,877,115
Huntington Bancshares, Inc. jr. unsec. sub. FRN 4.45%, perpetual maturity	250,000	212,432
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	74,000	69,870
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	2,640,000	2,164,470
ING Groep NV jr. unsec. sub. FRN 5.75%, perpetual maturity (Netherlands)	540,000	488,364
Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB 7.70%, perpetual maturity (Italy)	610,000	586,105
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	425,000	329,102
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	800,000	795,846
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	400,000	360,099
JPMorgan Chase & Co. jr. unsec. sub. FRN Ser. R, (CME Term SOFR 3 Month + 3.56%), 8.939%, perpetual maturity	1,000,000	1,004,712
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	1,820,000	1,584,567
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	2,245,000	2,071,422
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. FRB 4.125%, 12/15/51	300,000	244,327
Lloyds Banking Group PLC jr. unsec. sub. FRN 7.50%, perpetual maturity (United Kingdom)	600,000	578,193
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/29	1,390,000	1,240,023
M&T Bank Corp. jr. unsec. sub. FRN 3.50%, perpetual maturity	250,000	178,278

34 High Yield Fund

CORPORATE BONDS AND NOTES (83.7%)* cont.		Principal amount	Value
Financials cont.
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds 3.729%, 10/15/70		$785,000	$498,345
MetLife, Inc. 144A jr. unsec. sub. bonds 9.25%, 4/8/38		350,000	387,859
Mitsubishi UFJ Financial Group, Inc. Jr. unsec. sub. FRB 8.20%, perpetual maturity (Japan)		550,000	583,297
Morgan Stanley jr. unsec. sub. FRN ( + 0.00%), 5.875%, perpetual maturity		760,000	693,094
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31		2,415,000	2,108,583
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28		1,833,000	1,696,209
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26		815,000	821,813
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28		1,185,000	1,151,658
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29		2,129,000	1,916,189
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31		1,055,000	930,507
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25		2,155,000	2,095,436
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26		2,250,000	1,985,625
PNC Financial Services Group, Inc. (The) jr. unsec. sub. FRB Ser. W, 6.25%, perpetual maturity		350,000	305,201
PNC Financial Services Group, Inc. (The) jr. unsec. sub. FRN 6.20%, perpetual maturity		650,000	613,881
Prudential Financial, Inc. jr. unsec. sub. FRB 5.125%, 3/1/52		100,000	88,993
Prudential Financial, Inc. jr. unsec. sub. FRB 3.70%, 10/1/50		520,000	424,470
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8.00%, perpetual maturity (United Kingdom)		590,000	585,162
Societe Generale SA 144A jr. unsec. sub. FRB 10.00%, 11/14/73 (France)		205,000	210,381
Societe Generale SA 144A jr. unsec. sub. FRB 9.375%, 11/22/52 (France)		200,000	199,250
Societe Generale SA 144A jr. unsec. sub. FRN 4.75%, perpetual maturity (France)		1,665,000	1,407,575
Stichting AK Rabobank Certificaten jr. unsec. sub. FRN 6.50%, perpetual maturity (Netherlands)	EUR	220,000	231,687
Toronto-Dominion Bank (The) jr. sub. unsec. FRB 8.125%, 10/31/82 (Canada)		$550,000	553,040
Truist Financial Corp. jr. unsec. sub. FRN 5.125%, perpetual maturity		570,000	457,604
U.S. Bancorp jr. sub. unsec. FRN 3.70%, perpetual maturity		650,000	494,137
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)		510,000	489,600
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25		2,012,000	1,996,830
Wells Fargo & Co. jr. unsec. sub. FRB 7.625%, 9/15/28		800,000	820,007
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity		425,000	383,423
			69,199,100

High Yield Fund 35

CORPORATE BONDS AND NOTES (83.7%)* cont.	Principal amount	Value
Gaming and lottery (4.0%)
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	$3,400,000	$3,008,680
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30	3,237,000	3,239,913
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	3,955,000	3,475,279
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25	175,000	174,060
Everi Holdings, Inc. 144A company guaranty sr. unsec. notes 5.00%, 7/15/29	3,887,000	3,407,344
Las Vegas Sands Corp. sr. unsec. unsub. notes 3.90%, 8/8/29	2,425,000	2,164,555
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.50%, 9/1/31	440,000	446,453
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	3,545,000	3,553,863
Penn Entertainment, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	3,019,000	2,872,231
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30	3,240,000	2,899,800
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31	1,160,000	985,629
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	3,105,000	2,808,317
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	2,453,000	2,336,190
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A company guaranty sr. unsec. unsub. notes 7.125%, 2/15/31	1,865,000	1,855,675
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	2,265,000	2,039,899
		35,267,888
Health care (6.9%)
1375209 BC, Ltd. 144A sr. notes 9.00%, 1/30/28 (Canada)	252,000	243,326
180 Medical, Inc. 144A company guaranty sr. unsec. notes 3.875%, 10/15/29	945,000	824,513
Bausch & Lomb Escrow Corp. 144A sr. notes 8.375%, 10/1/28 (Canada)	2,620,000	2,678,950
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	1,481,000	824,325
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	1,835,000	933,870
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	1,035,000	863,594
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	1,895,000	1,759,949
Centene Corp. sr. unsec. notes 3.375%, 2/15/30	600,000	518,891
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	2,230,000	1,931,738
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	1,075,000	956,750
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	865,000	832,789
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	225,000	189,563
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	1,085,000	968,101
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	1,675,000	845,875
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	1,310,000	772,900

36 High Yield Fund

CORPORATE BONDS AND NOTES (83.7%)* cont.		Principal amount	Value
Health care cont.
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30		$1,010,000	$794,885
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.65%, 8/28/28		2,100,000	2,097,375
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30		1,005,000	883,603
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)		2,117,000	1,904,509
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30		2,880,000	2,496,394
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29		4,920,000	4,366,729
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29		3,030,000	2,742,045
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29		675,000	595,512
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28		1,960,000	1,740,420
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30		1,560,000	1,461,026
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29		1,115,000	954,719
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29		2,440,000	2,330,200
Service Corp. International sr. unsec. notes 3.375%, 8/15/30		1,850,000	1,554,056
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31		1,315,000	1,120,380
Tenet Healthcare Corp. company guaranty sr. notes 5.125%, 11/1/27		3,325,000	3,189,815
Tenet Healthcare Corp. company guaranty sr. notes 4.875%, 1/1/26		1,475,000	1,449,311
Tenet Healthcare Corp. company guaranty sr. notes 4.25%, 6/1/29		1,885,000	1,689,335
Tenet Healthcare Corp. company guaranty sr. unsub. notes 6.125%, 6/15/30		3,000,000	2,922,338
Teva Pharmaceutical Finance Netherlands II BV company guaranty sr. unsec. unsub. notes 4.375%, 5/9/30 (Israel)	EUR	3,190,000	3,100,779
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)		$2,315,000	2,322,755
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 8.125%, 9/15/31 (Israel)		1,665,000	1,752,413
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 7.875%, 9/15/29 (Israel)		1,245,000	1,296,356
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)		3,585,000	3,332,724
			61,242,813
Homebuilding (1.0%)
Anywhere Real Estate Group, LLC/Anywhere Co-Issuer Corp. 144A company guaranty notes 7.00%, 4/15/30		1,279,200	1,104,909
LGI Homes, Inc. 144A company guaranty sr. unsec. notes 8.75%, 12/15/28		2,810,000	2,890,366
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)		1,995,000	1,756,554
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29		81,000	57,770
Taylor Morrison Communities, Inc. 144A company guaranty sr. unsec. notes 5.875%, 6/15/27		840,000	823,760
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30		1,499,000	1,382,828
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28		947,000	921,545
			8,937,732

High Yield Fund 37

CORPORATE BONDS AND NOTES (83.7%)* cont.	Principal amount	Value
Lodging/Tourism (1.5%)
Carnival Corp. 144A company guaranty sr. notes 7.00%, 8/15/29	$655,000	$667,811
Carnival Corp. 144A company guaranty sr. unsec. unsub. notes 10.50%, 6/1/30	1,470,000	1,567,436
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	3,705,000	3,521,880
Carnival Holdings Bermuda, Ltd. 144A company guaranty sr. unsec. unsub. notes 10.375%, 5/1/28 (Bermuda)	1,435,000	1,560,419
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	3,463,000	3,111,402
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	2,980,000	2,923,633
		13,352,581
Media (0.2%)
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 4.279%, 3/15/32	1,975,000	1,742,272
		1,742,272
Oil and gas (10.9%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	1,275,000	1,300,012
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	626,000	641,100
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	1,236,000	1,018,186
BP Capital Markets PLC company guaranty unsec. sub. FRN 4.875%, perpetual maturity (United Kingdom)	490,000	440,395
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	1,655,000	1,678,241
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30	3,286,000	3,244,115
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	3,560,000	3,531,366
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	1,145,000	1,137,615
Civitas Resources, Inc. 144A company guaranty sr. unsec. notes 8.625%, 11/1/30	300,000	310,717
Civitas Resources, Inc. 144A company guaranty sr. unsec. notes 8.375%, 7/1/28	1,850,000	1,894,753
Civitas Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 8.75%, 7/1/31	2,385,000	2,468,401
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	2,905,000	2,519,914
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	852,000	784,408
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	2,083,000	2,021,572
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	153,000	119,844
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	3,644,000	3,551,051
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	6,100,000	5,950,378
EnLink Midstream Partners LP jr. unsec. sub. FRN (CME Term SOFR 3 Month + 4.37%), 9.78%, perpetual maturity	500,000	447,657

38 High Yield Fund

CORPORATE BONDS AND NOTES (83.7%)* cont.	Principal amount	Value
Oil and gas cont.
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	$3,470,000	$3,366,766
EQT Corp. sr. unsec. notes 7.00%, 2/1/30	1,325,000	1,390,323
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.50%, 10/15/30	990,000	934,293
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	1,065,000	1,019,189
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	905,000	809,387
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	2,365,000	2,252,869
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	6,844,000	6,747,949
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.25%, 7/15/33	1,005,000	1,001,864
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	1,701,000	1,821,522
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	490,000	488,314
Patterson-UTI Energy, Inc. sr. unsec. sub. notes 5.15%, 11/15/29	2,300,000	2,130,709
Permian Resources Operating, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	1,810,000	1,750,840
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	1,621,000	1,611,142
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	1,415,000	1,337,187
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	3,764,000	3,495,054
Seadrill Finance, Ltd. 144A company guaranty notes 8.375%, 8/1/30 (Bermuda)	2,610,000	2,674,076
Sitio Royalties Operating Partnership LP/Sitio Finance Corp. 144A sr. unsec. notes 7.875%, 11/1/28	3,065,000	3,077,015
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	990,000	973,948
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	660,000	651,376
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	1,804,000	1,755,959
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	4,030,000	3,834,564
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	1,615,000	1,453,500
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	1,064,000	982,870
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.50%, 9/15/79 (Canada)	320,000	266,703
Transocean Aquila, Ltd. 144A company guaranty sr. notes 8.00%, 9/30/28	575,000	576,133
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	1,377,750	1,360,358
Transocean Titan Financing, Ltd. 144A company guaranty sr. notes 8.375%, 2/1/28 (Cayman Islands)	1,270,000	1,295,400
Transocean, Inc. 144A company guaranty sr. notes 8.75%, 2/15/30	731,500	747,071
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	1,920,000	1,996,800
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 6.25%, 1/15/30	395,000	387,640

High Yield Fund 39

CORPORATE BONDS AND NOTES (83.7%)* cont.	Principal amount	Value
Oil and gas cont.
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 3.875%, 8/15/29	$720,000	$631,337
Venture Global LNG, Inc. 144A sr. notes 9.875%, 2/1/32	1,940,000	1,988,194
Venture Global LNG, Inc. 144A sr. notes 9.50%, 2/1/29	2,090,000	2,156,452
Venture Global LNG, Inc. 144A sr. notes 8.375%, 6/1/31	2,790,000	2,749,067
Venture Global LNG, Inc. 144A sr. notes 8.125%, 6/1/28	1,070,000	1,060,870
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 7.375%, 11/1/31	1,395,000	1,411,742
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	965,000	920,975
		96,169,183
Publishing (0.9%)
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28	3,065,000	2,796,813
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29	2,265,000	2,041,331
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32	265,000	239,442
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	3,455,000	3,056,418
		8,134,004
Retail (1.5%)
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32	230,000	200,621
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29	455,000	409,774
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	1,186,000	1,102,911
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	1,637,000	1,680,822
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	1,595,000	1,578,718
Crocs, Inc. 144A company guaranty sr. unsec. notes 4.25%, 3/15/29	1,460,000	1,277,500
Michaels Cos., Inc. (The) 144A sr. unsec. notes 7.875%, 5/1/29	925,000	525,844
PetSmart, Inc./PetSmart Finance Corp. 144A company guaranty sr. notes 4.75%, 2/15/28	2,150,000	1,966,190
PetSmart, Inc./PetSmart Finance Corp. 144A company guaranty sr. unsec. notes 7.75%, 2/15/29	1,815,000	1,710,928
Tapestry, Inc. company guaranty sr. unsec. notes 7.70%, 11/27/30	940,000	952,918
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	2,935,000	2,377,350
		13,783,576
Technology (5.8%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	1,370,000	1,175,857
Alteryx, Inc. 144A sr. unsec. unsub. notes 8.75%, 3/15/28	1,715,000	1,724,623
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	4,358,000	3,797,079
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	1,100,000	941,875
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	1,225,000	1,223,469
Central Parent, Inc./CDK Global, Inc. 144A company guaranty sr. notes 7.25%, 6/15/29	1,300,000	1,298,882
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	2,535,000	2,268,510

40 High Yield Fund

CORPORATE BONDS AND NOTES (83.7%)* cont.	Principal amount	Value
Technology cont.
Cloud Software Group, Inc. 144A notes 9.00%, 9/30/29	$3,155,000	$2,835,556
Cloud Software Group, Inc. 144A sr. notes. 6.50%, 3/31/29	5,052,000	4,652,279
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	1,100,000	943,250
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	964,000	756,740
CrowdStrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	3,824,000	3,357,499
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 7.125%, 9/30/30	1,165,000	1,190,386
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 6.75%, 9/30/27	939,000	944,869
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	5,227,000	4,749,195
NCR Corp. 144A company guaranty sr. unsec. sub. notes 5.125%, 4/15/29	3,035,000	2,779,602
ON Semiconductor Corp. 144A company guaranty sr. unsec. notes 3.875%, 9/1/28	1,095,000	989,907
RingCentral, Inc. 144A sr. unsec. notes 8.50%, 8/15/30	2,375,000	2,366,094
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	4,085,000	3,324,169
Seagate HDD Cayman company guaranty sr. unsec. notes 3.125%, 7/15/29 (Cayman Islands)	220,000	171,558
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	2,571,000	2,278,549
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	2,195,000	1,893,698
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	2,785,000	2,465,687
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	4,580,000	3,943,835
		52,073,168
Textiles (0.6%)
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29	2,790,000	2,423,813
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	3,810,000	3,190,875
		5,614,688
Toys (0.2%)
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	1,700,000	1,506,330
		1,506,330
Transportation (0.9%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	2,255,000	2,160,379
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	890,000	794,512
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	890,000	846,329
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	4,550,000	4,386,928
		8,188,148
Utilities and power (2.5%)
American Electric Power Co., Inc. jr. unsec. sub. FRB 3.875%, 2/15/62	400,000	328,938
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	922,000	868,985
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	2,990,000	2,643,582

High Yield Fund 41

CORPORATE BONDS AND NOTES (83.7%)* cont.	Principal amount	Value
Utilities and power cont.
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	$740,000	$670,232
Dominion Energy, Inc. jr. unsec. sub. FRN 4.65%, perpetual maturity	320,000	296,347
Duke Energy Corp. jr. unsec. sub. FRB 3.25%, 1/15/82	425,000	318,272
Electricite De France SA 144A jr. unsec. sub. FRB 9.125%, perpetual maturity (France)	1,065,000	1,136,888
Emera, Inc. jr. unsec. sub. FRB 6.75%, 6/15/76 (Canada)	450,000	435,160
Enbridge, Inc. unsec. sub. FRB 8.50%, 1/15/84 (Canada)	200,000	200,635
Enbridge, Inc. unsec. sub. FRB 7.375%, 1/15/83 (Canada)	320,000	307,320
Enbridge, Inc. unsec. sub. FRB 6.00%, 1/15/77 (Canada)	200,000	181,517
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	6,820,000	5,519,402
Energy Transfer LP jr. unsec. sub. FRN 6.50%, perpetual maturity	200,000	187,278
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec. sub. FRB 5.65%, 5/1/79	450,000	400,168
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec. sub. FRB 3.80%, 3/15/82	250,000	207,425
NRG Energy, Inc. 144A company guaranty sr. notes 7.00%, 3/15/33	665,000	672,348
NRG Energy, Inc. 144A jr. unsec. sub. FRB 10.25%, perpetual maturity	705,000	698,336
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	1,128,000	1,052,951
PG&E Corp. sr. sub. notes 5.25%, 7/1/30	430,000	403,927
Southern Co. (The) jr. unsec. sub. FRB 3.75%, 9/15/51	500,000	437,795
Vistra Corp. 144A jr. unsec. sub. FRN 8.00%, 10/15/51	995,000	973,249
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%, perpetual maturity	925,000	878,750
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	1,430,000	1,360,917
Vistra Operations Co., LLC 144A sr. bonds 6.95%, 10/15/33	1,215,000	1,240,395
Vistra Operations Co., LLC 144A sr. unsec. notes 7.75%, 10/15/31	1,045,000	1,069,489
		22,490,306
Total corporate bonds and notes (cost $800,947,953)		$746,278,903

SENIOR LOANS (5.6%)*c	Principal amount	Value
Basic materials (0.8%)
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (CME Term SOFR 1 Month + 3.75%), 8.952%, 11/23/27	$2,037,713	$1,914,350
Klockner-Pentaplast of America, Inc. bank term loan FRN (CME Term SOFR 6 Month + 4.73%), 10.476%, 2/4/26	2,101,189	1,934,418
LSF11 A5 HoldCo, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.698%, 10/15/28	1,054,025	1,041,946
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.467%, 4/3/28	1,821,201	1,805,830
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.423%, 4/3/28	882,788	875,796
		7,572,340
Capital goods (0.4%)
Filtration Group Corp. bank term loan FRN (CME Term SOFR 1 Month + 4.25%), 9.713%, 10/19/28	432,825	433,275
Filtration Group Corp. bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 8.963%, 10/19/28	1,332,500	1,329,915

42 High Yield Fund

SENIOR LOANS (5.6%)*c cont.	Principal amount	Value
Capital goods cont.
Madison IAQ, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.334%, 6/15/28	$643,825	$634,090
MajorDrive Holdings IV, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/1/28	1,261,133	1,240,955
		3,638,235
Communication services (0.2%)
Asurion, LLC bank term loan FRN Ser. B9, (CME Term SOFR 1 Month + 3.25%), 8.579%, 7/31/27	904,135	883,286
DIRECTV Financing, LLC bank term loan FRN (CME Term SOFR 3 Month + 5.00%), 10.645%, 7/22/27	1,153,343	1,133,252
		2,016,538
Consumer cyclicals (1.4%)
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.23%, 4/22/26	1,693,055	1,365,737
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.098%, 10/19/27	1,683,330	1,681,613
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.81%, 8/21/26	1,961,468	1,922,238
CMG Media Corp. bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 8.99%, 12/17/26	1,348,262	1,236,747
Crocs, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.54%, 2/19/29	994,623	996,741
Mattress Firm, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.25%), 9.95%, 9/21/28	1,493,143	1,479,152
Michaels Cos., Inc. (The) bank term loan FRN (CME Term SOFR 3 Month + 4.25%), 9.902%, 4/15/28	1,441,450	1,093,700
Neptune Bidco US, Inc. bank term loan FRN Class C, (CME Term SOFR 1 Month + 5.00%), 10.507%, 4/11/29	1,194,000	1,069,131
PetSmart, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.198%, 1/29/28	994,267	978,110
Robertshaw US Holding Corp. bank term loan FRN (CME Term SOFR 1 Month + 8.00%), 13.49%, 2/28/27	1,410,000	246,750
		12,069,919
Consumer staples (0.8%)
Ascend Learning, LLC bank term loan FRN (CME Term SOFR 1 Month + 5.75%), 10.98%, 11/18/29	1,570,000	1,337,028
Hertz Corp. (The) bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.14%, 6/30/28	835,000	824,563
IRB Holding Corp. bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 3.00%), 8.448%, 12/15/27	1,338,207	1,335,503
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.427%, 12/17/28	2,096,099	1,486,260
VM Consolidated, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.593%, 3/19/28	1,795,842	1,799,954
		6,783,308
Energy (0.3%)
CQP Holdco LP bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 9.048%, 5/27/28	2,678,350	2,682,716
		2,682,716

High Yield Fund 43

SENIOR LOANS (5.6%)*c cont.	Principal amount	Value
Health care (0.1%)
One Call Corp. bank term loan FRN (CME Term SOFR 3 Month + 5.50%), 10.81%, 4/22/27	$1,290,288	$1,096,745
		1,096,745
Technology (1.2%)
Cloud Software Group, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.99%, 3/30/29	2,297,638	2,197,598
Genesys Cloud Services Holdings, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.463%, 12/1/27	1,648,388	1,649,129
Polaris Newco, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/3/28	1,318,455	1,281,538
Proofpoint, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 6.25%), 11.56%, 8/31/29	2,375,000	2,384,904
UKG, Inc. bank term loan FRN (CME Term SOFR 3 Month + 5.25%), 10.56%, 5/3/27	1,450,000	1,449,101
UKG, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.764%, 5/3/26	1,714,950	1,714,950
		10,677,220
Transportation (0.4%)
American Airlines, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 8.835%, 5/29/29	1,135,000	1,127,203
American Airlines, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.75%), 10.427%, 4/20/28	949,500	962,556
United Airlines, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.207%, 4/21/28	1,730,526	1,728,553
		3,818,312
Total senior loans (cost $53,095,907)		$50,355,333

CONVERTIBLE BONDS AND NOTES (2.1%)*	Principal amount	Value
Capital goods (0.1%)
Axon Enterprise, Inc. 144A cv. sr. unsec. notes 0.50%, 12/15/27	$46,000	$53,567
Granite Construction, Inc. 144A cv. sr. unsec. notes 3.75%, 5/15/28	20,000	23,540
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25	989,000	1,091,362
Tetra Tech, Inc. 144A cv. sr. unsec. notes 2.25%, 8/15/28	32,000	32,461
		1,200,930
Communication services (—%)
Liberty Broadband Corp. 144A cv. sr. unsec. notes 3.125%, 3/31/53	62,000	61,963
		61,963
Consumer cyclicals (0.3%)
Block, Inc. cv. sr. unsec. sub. notes 0.25%, 11/1/27	81,000	63,788
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25	51,000	85,810
Carnival Corp. company guaranty cv. sr. unsec. unsub. notes 5.75%, 12/1/27	47,000	66,200
Liberty Media Corp.-Liberty Formula One cv. sr. unsec. notes 2.25%, 8/15/27	53,000	53,668
Live Nation Entertainment, Inc. 144A cv. sr. unsec. notes 3.125%, 1/15/29	1,297,000	1,378,841
Realogy Group, LLC/Realogy Co-Issuer Corp. company guaranty cv. sr. unsec. notes 0.25%, 6/15/26	1,770,000	1,285,551
Rivian Automotive, Inc. 144A cv. sr. unsec. sub. notes 4.625%, 3/15/29	43,000	47,279

44 High Yield Fund

CONVERTIBLE BONDS AND NOTES (2.1%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Royal Caribbean Cruises, Ltd. cv. sr. unsec. unsub. notes 6.00%, 8/15/25	$8,000	$17,912
Shift4 Payments, Inc. cv. sr. unsec. sub. notes 0.50%, 8/1/27	74,000	65,261
		3,064,310
Consumer staples (0.5%)
Etsy, Inc. cv. sr. unsec. notes 0.25%, 6/15/28	95,000	72,865
Fiverr International, Ltd. cv. sr. unsec. notes zero %, 11/1/25 (Israel)	1,460,000	1,276,624
Match Group Financeco 3, Inc. 144A company guaranty cv. sr. unsec. notes 2.00%, 1/15/30	1,630,000	1,335,622
MGP Ingredients, Inc. company guaranty cv. sr. unsec. bonds 1.875%, 11/15/41	17,000	18,302
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28	2,075,000	1,566,625
Uber Technologies, Inc. 144A cv. sr. unsec. notes 0.875%, 12/1/28	76,000	78,582
Upwork, Inc. cv. sr. unsec. notes 0.25%, 8/15/26	61,000	51,319
Wayfair, Inc. cv. sr. unsec. unsub. notes 3.25%, 9/15/27	63,000	72,765
Zillow Group, Inc. cv. sr. unsec. sub. notes 1.375%, 9/1/26	54,000	60,723
		4,533,427
Energy (0.1%)
Nabors Industries, Inc. 144A company guaranty cv. sr. unsec. unsub. notes 1.75%, 6/15/29	1,000,000	713,000
Northern Oil and Gas, Inc. cv. sr. unsec. notes 3.625%, 4/15/29	51,000	59,313
		772,313
Financials (0.2%)
Welltower OP, LLC 144A company guaranty cv. sr. unsec. notes 2.75%, 5/15/28 R	1,367,000	1,487,433
		1,487,433
Health care (—%)
Alnylam Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes 1.00%, 9/15/27	37,000	34,110
BridgeBio Pharma, Inc. cv. sr. unsec. notes 2.50%, 3/15/27	15,000	14,988
CONMED Corp. cv. sr. unsec. notes 2.25%, 6/15/27	29,000	28,406
Dexcom, Inc. 144A cv. sr. unsec. unsub. notes 0.375%, 5/15/28	114,000	111,948
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	95,000	81,463
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	19,000	20,311
Integer Holdings Corp. 144A cv. sr. unsec. unsub. notes 2.125%, 2/15/28	28,000	32,536
Lantheus Holdings, Inc. 144A company guaranty cv. sr. unsec. unsub. notes 2.625%, 12/15/27	46,000	54,800
Sarepta Therapeutics, Inc. cv. sr. unsec. unsub. notes 1.25%, 9/15/27	18,000	16,740
TransMedics Group, Inc. 144A cv. sr. unsec. sub. notes 1.50%, 6/1/28	18,000	19,361
		414,663
Technology (0.7%)
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	109,000	119,355
Altair Engineering, Inc. cv. sr. unsec. sub. notes 1.75%, 6/15/27	47,000	54,374
Bentley Systems, Inc. cv. sr. unsec. sub. notes 0.375%, 7/1/27	56,000	49,448
Bill.com Holdings, Inc. cv. sr. unsec. unsub. notes zero %, 4/1/27	50,000	39,500
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	26,000	35,308
Dropbox, Inc. cv. sr. unsec. sub. notes zero %, 3/1/28	33,000	31,763

High Yield Fund 45

CONVERTIBLE BONDS AND NOTES (2.1%)* cont.	Principal amount	Value
Technology cont.
HubSpot, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	$29,000	$51,794
Impinj, Inc. cv. sr. unsec. notes 1.125%, 5/15/27	17,000	17,638
Lumentum Holdings, Inc. 144A cv. sr. unsec. notes 1.50%, 12/15/29	97,000	85,409
MongoDB, Inc. cv. sr. unsec. notes 0.25%, 1/15/26	18,000	36,225
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	58,000	49,880
ON Semiconductor Corp. cv. sr. unsec. notes zero %, 5/1/27	644,000	929,936
ON Semiconductor Corp. 144A company guaranty cv. sr. unsec. notes 0.50%, 3/1/29	89,000	85,307
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	6,000	17,802
Progress Software Corp. cv. sr. unsec. notes 1.00%, 4/15/26	51,000	53,321
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/15/26	62,000	51,770
Seagate HDD Cayman 144A company guaranty cv. sr. unsec. notes 3.50%, 6/1/28 (Cayman Islands)	1,270,000	1,438,910
Spotify USA, Inc. company guaranty cv. sr. unsec. notes zero %, 3/15/26	1,904,000	1,662,383
Tyler Technologies, Inc. cv. sr. unsec. sub. notes 0.25%, 3/15/26	65,000	65,293
Unity Software, Inc. cv. sr. unsec. notes zero %, 11/15/26	43,000	34,680
Wolfspeed, Inc. 144A cv. sr. unsec. notes 1.875%, 12/1/29	78,000	46,449
Workiva, Inc. 144A cv. sr. unsec. sub. notes 1.25%, 8/15/28	16,000	15,576
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25	28,000	38,962
		5,011,083
Utilities and power (0.2%)
CMS Energy Corp. 144A cv. sr. unsec. notes 3.375%, 5/1/28	37,000	35,983
NRG Energy, Inc. company guaranty cv. sr. unsec. bonds 2.75%, 6/1/48	59,000	71,892
PG&E Corp. 144A cv. sr. notes 4.25%, 12/1/27	1,707,000	1,707,000
Southern Co. (The) 144A cv. sr. unsec. notes 3.875%, 12/15/25	32,000	31,952
		1,846,827
Total convertible bonds and notes (cost $19,530,672)		$18,392,949

COMMON STOCKS (0.6%)*	Shares	Value
EQT Corp.	44,260	$1,768,630
GFL Environmental, Inc. (Canada)	26,825	769,878
Jackson Financial, Inc. (Preference)	10,000	250,200
OneMain Holdings, Inc.	20,377	861,947
Permian Resources Corp.	91,865	1,207,106
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	104,590	125,508
Total common stocks (cost $4,856,124)		$4,983,269

CONVERTIBLE PREFERRED STOCKS (0.5%)*	Shares	Value
Apollo Global Management, Inc. $3.38 cv. pfd.	37,230	$2,065,893
Bank of America Corp. Ser. L, 7.25% cv. pfd.	141	158,343
Chart Industries, Inc. $3.375 cv. pfd.	35,325	1,923,093
NextEra Energy, Inc. $3.46 cv. pfd.	2,288	84,748
Total convertible preferred stocks (cost $3,907,151)		$4,232,077

46 High Yield Fund

PREFERRED STOCKS (0.1%)*	Shares	Value
Allstate Corp. (The) Ser. J, $1.844 pfd.	8,000	$213,680
PennyMac Mortgage Investment Trust Ser. A, $2.031 pfd. ARP R	4,000	90,040
SCE Trust VII $1.875 pfd. †	10,000	250,700
Total preferred stocks (cost $556,000)		$554,420

SHORT-TERM INVESTMENTS (6.2%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 5.57% L	Shares	55,266,657	$55,266,657
U.S. Treasury Bills 5.428%, 12/7/23 ∆		$300,000	299,736
Total short-term investments (cost $55,566,396)			$55,566,393

TOTAL INVESTMENTS
Total investments (cost $938,460,203)	$880,363,344

Key to holding’s currency abbreviations
EUR	Euro

Key to holding’s abbreviations
ARP	Adjustable Rate Preferred Stock: The rate shown is the current interest rate at the close of the reporting period.
bp	Basis Points
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2022 through November 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc. and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $891,377,527.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $140,859 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

High Yield Fund 47

[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 11/30/23 (aggregate face value $23,169,282)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Euro	Sell	12/20/23	$951,375	$942,634	$(8,741)
Citibank, N.A.
	Euro	Sell	12/20/23	1,872,794	1,855,555	(17,239)
Goldman Sachs International
	Euro	Sell	12/20/23	739,619	732,860	(6,759)
HSBC Bank USA, National Association
	Euro	Buy	12/20/23	1,933,685	1,945,145	(11,460)
JPMorgan Chase Bank N.A.
	Euro	Sell	12/20/23	422,857	418,989	(3,868)
Morgan Stanley & Co. International PLC
	Euro	Sell	12/20/23	6,792,297	6,734,221	(58,076)
NatWest Markets PLC
	Euro	Sell	12/20/23	950,176	941,530	(8,646)
State Street Bank and Trust Co.
	Euro	Sell	12/20/23	9,682,695	9,598,348	(84,347)
Unrealized appreciation						—
Unrealized (depreciation)						(199,136)
Total						$(199,136)
* The exchange currency for all contracts listed is the United States Dollar.

48 High Yield Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 11/30/23
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 41 Index	B+/P	$(39,875)	$16,971,570	$661,891	12/20/28	500 bp — Quarterly	$758,731
Total	$(39,875)		$758,731
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2023. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Capital goods	$769,878	$—	$—
Energy	2,975,736	—	—
Financials	1,112,147	—	—
Utilities and power	—	125,508	—
Total common stocks	4,857,761	125,508	—
Convertible bonds and notes	—	18,392,949	—
Convertible preferred stocks	—	4,232,077	—
Corporate bonds and notes	—	746,278,903	—
Preferred stocks	554,420	—	—
Senior loans	—	50,355,333	—
Short-term investments	—	55,566,393	—
Totals by level	$5,412,181	$874,951,163	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(199,136)	$—
Credit default contracts	—	798,606	—
Totals by level	$—	$599,470	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 49

Statement of assets and liabilities 11/30/23

ASSETS
Investment in securities, at value, including of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $883,193,546)	$825,096,687
Affiliated issuers (identified cost $55,266,657) (Note 5)	55,266,657
Cash	234,793
Dividends, interest and other receivables	13,566,524
Receivable for shares of the fund sold	863,277
Receivable for investments sold	6,006,754
Receivable for variation margin on centrally cleared swap contracts (Note 1)	17,481
Receivable from broker (Note 1)	1,503
Deposits with broker (Note 1)	1,468,422
Prepaid assets	46,169
Total assets	902,568,267

LIABILITIES
Payable for investments purchased	8,121,338
Payable for shares of the fund repurchased	1,124,726
Payable for compensation of Manager (Note 2)	403,765
Payable for custodian fees (Note 2)	8,249
Payable for investor servicing fees (Note 2)	237,537
Payable for Trustee compensation and expenses (Note 2)	577,539
Payable for administrative services (Note 2)	2,924
Payable for distribution fees (Note 2)	280,533
Unrealized depreciation on forward currency contracts (Note 1)	199,136
Other accrued expenses	234,993
Total liabilities	11,190,740

Net assets	$891,377,527

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,106,733,197
Total distributable earnings (Note 1)	(215,355,670)
Total — Representing net assets applicable to capital shares outstanding	$891,377,527

(Continued on next page)

50 High Yield Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($597,993,370 divided by 115,971,851 shares)	$5.16
Offering price per class A share (100/96.00 of $5.16)*	$5.38
Net asset value and offering price per class B share ($755,067 divided by 151,641 shares)**	$4.98
Net asset value and offering price per class C share ($5,912,775 divided by 1,195,623 shares)**	$4.95
Net asset value and redemption price per class M share ($38,912,744 divided by 7,597,999 shares)	$5.12
Offering price per class M share (100/96.75 of $5.12)†	$5.29
Net asset value, offering price and redemption price per class R share
($12,515,518 divided by 2,444,327 shares)	$5.12
Net asset value, offering price and redemption price per class R6 share
($19,991,590 divided by 3,638,292 shares)	$5.49
Net asset value, offering price and redemption price per class Y share
($215,296,463 divided by 38,998,739 shares)	$5.52

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 51

Statement of operations Year ended 11/30/23

INVESTMENT INCOME
Interest (including interest income of $2,332,202 from investments in affiliated issuers) (Note 5)	$61,045,236
Dividends (net of foreign tax of $166)	448,432
Total investment income	61,493,668

EXPENSES
Compensation of Manager (Note 2)	5,112,399
Investor servicing fees (Note 2)	1,489,301
Custodian fees (Note 2)	35,676
Trustee compensation and expenses (Note 2)	39,942
Distribution fees (Note 2)	1,912,121
Administrative services (Note 2)	29,000
Other	518,926
Total expenses	9,137,365
Expense reduction (Note 2)	(28,212)
Net expenses	9,109,153

Net investment income	52,384,515

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(47,502,887)
Foreign currency transactions (Note 1)	(5,054)
Forward currency contracts (Note 1)	104,955
Swap contracts (Note 1)	813,659
Total net realized loss	(46,589,327)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	57,316,240
Assets and liabilities in foreign currencies	(1,264)
Forward currency contracts	(48,316)
Swap contracts	500,648
Total change in net unrealized appreciation	57,767,308

Net gain on investments	11,177,981

Net increase in net assets resulting from operations	$63,562,496

The accompanying notes are an integral part of these financial statements.

52 High Yield Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 11/30/23	Year ended 11/30/22
Operations
Net investment income	$52,384,515	$49,142,652
Net realized loss on investments
and foreign currency transactions	(46,589,327)	(25,241,962)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	57,767,308	(129,785,237)
Net increase (decrease) in net assets resulting
from operations	63,562,496	(105,884,547)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(32,067,246)	(33,156,431)
Class B	(49,923)	(86,090)
Class C	(324,589)	(426,822)
Class M	(1,979,414)	(2,075,669)
Class R	(846,039)	(757,744)
Class R6	(974,660)	(871,801)
Class Y	(10,546,397)	(10,197,139)
Decrease from capital share transactions (Note 4)	(75,363,177)	(60,325,530)
Total decrease in net assets	(58,588,949)	(213,781,773)

NET ASSETS
Beginning of year	949,966,476	1,163,748,249
End of year	$891,377,527	$949,966,476

The accompanying notes are an integral part of these financial statements.

High Yield Fund 53

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
November 30, 2023	$5.06	.29	.08	.37	(.27)	(.27)	$5.16	7.43	$597,993	1.05	5.71	39
November 30, 2022	5.86	.26	(.81)	(.55)	(.25)	(.25)	5.06	(9.47)	641,771	1.04	4.76	28
November 30, 2021	5.85	.25	.01	.26	(.25)	(.25)	5.86	4.51	808,041	1.01	4.21	48
November 30, 2020	5.82	.26	.04	.30	(.27)	(.27)	5.85	5.57	839,550	1.03	4.66	46
November 30, 2019	5.59	.28	.24	.52	(.29)	(.29)	5.82	9.46	896,789	1.02	4.94	37
Class B
November 30, 2023	$4.90	.24	.07	.31	(.23)	(.23)	$4.98	6.46	$755	1.80	4.95	39
November 30, 2022	5.68	.21	(.78)	(.57)	(.21)	(.21)	4.90	(10.11)	1,571	1.79	3.96	28
November 30, 2021	5.68	.20	.01	.21	(.21)	(.21)	5.68	3.68	3,306	1.76	3.48	48
November 30, 2020	5.65	.22	.04	.26	(.23)	(.23)	5.68	4.95	5,637	1.78	3.94	46
November 30, 2019	5.43	.24	.23	.47	(.25)	(.25)	5.65	8.73	10,087	1.77	4.22	37
Class C
November 30, 2023	$4.86	.24	.08	.32	(.23)	(.23)	$4.95	6.74	$5,913	1.80	4.95	39
November 30, 2022	5.65	.21	(.78)	(.57)	(.22)	(.22)	4.86	(10.30)	8,543	1.79	3.99	28
November 30, 2021	5.65	.20	.01	.21	(.21)	(.21)	5.65	3.72	12,762	1.76	3.48	48
November 30, 2020	5.62	.21	.05	.26	(.23)	(.23)	5.65	4.99	20,415	1.78	3.92	46
November 30, 2019	5.41	.23	.23	.46	(.25)	(.25)	5.62	8.58	30,768	1.77	4.22	37
Class M
November 30, 2023	$5.03	.28	.06	.34	(.25)	(.25)	$5.12	7.01	$38,913	1.30	5.46	39
November 30, 2022	5.83	.24	(.80)	(.56)	(.24)	(.24)	5.03	(9.72)	40,762	1.29	4.51	28
November 30, 2021	5.82	.23	.02	.25	(.24)	(.24)	5.83	4.32	52,676	1.26	3.96	48
November 30, 2020	5.79	.25	.04	.29	(.26)	(.26)	5.82	5.37	55,549	1.28	4.41	46
November 30, 2019	5.56	.27	.24	.51	(.28)	(.28)	5.79	9.28	59,320	1.27	4.67	37
Class R
November 30, 2023	$5.03	.28	.06	.34	(.25)	(.25)	$5.12	7.00	$12,516	1.30	5.45	39
November 30, 2022	5.83	.24	(.80)	(.56)	(.24)	(.24)	5.03	(9.72)	16,371	1.29	4.54	28
November 30, 2021	5.82	.23	.02	.25	(.24)	(.24)	5.83	4.32	16,485	1.26	3.96	48
November 30, 2020	5.79	.25	.04	.29	(.26)	(.26)	5.82	5.35	17,059	1.28	4.42	46
November 30, 2019	5.56	.27	.24	.51	(.28)	(.28)	5.79	9.28	23,954	1.27	4.69	37
Class R6
November 30, 2023	$5.38	.33	.06	.39	(.28)	(.28)	$5.49	7.54	$19,992.68		6.08	39
November 30, 2022	6.21	.29	(.85)	(.56)	(.27)	(.27)	5.38	(9.07)	17,597.68		5.14	28
November 30, 2021	6.19	.29	.01	.30	(.28)	(.28)	6.21	4.82	18,888.66		4.55	48
November 30, 2020	6.14	.30	.05	.35	(.30)	(.30)	6.19	6.04	16,039.67		5.02	46
November 30, 2019	5.88	.32	.25	.57	(.31)	(.31)	6.14	9.94	15,255.66		5.27	37

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

54 High Yield Fund	High Yield Fund 55

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)
Class Y
November 30, 2023	$5.40	.32	.08	.40	(.28)	(.28)	$5.52	7.56	$215,296.80		5.95	39
November 30, 2022	6.24	.29	(.87)	(.58)	(.26)	(.26)	5.40	(9.34)	223,351.79		5.00	28
November 30, 2021	6.21	.28	.01	.29	(.26)	(.26)	6.24	4.77	251,589.76		4.46	48
November 30, 2020	6.15	.29	.06	.35	(.29)	(.29)	6.21	5.98	307,210.78		4.91	46
November 30, 2019	5.88	.31	.26	.57	(.30)	(.30)	6.15	9.89	321,497.77		5.16	37

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

56 High Yield Fund	High Yield Fund 57

Notes to financial statements 11/30/23

Unless otherwise noted, the “reporting period” represents the period from December 1, 2022 through November 30, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc.
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
SEC	Securities and Exchange Commission
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam High Yield Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below-investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities rated below-investment-grade. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and credit default swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class M†	3.25%	None	None
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

58 High Yield Fund

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

High Yield Fund 59

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

60 High Yield Fund

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names and to hedge market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At the close of the reporting period, the fund has deposited cash valued at $1,468,422 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

High Yield Fund 61

At the close of the reporting period, the fund had a net liability position of $199,136 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $140,859 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$8,559,649	$168,010,324	$176,569,973

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $775,369 to increase undistributed net investment income and $775,369 to increase accumulated net realized loss.

62 High Yield Fund

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$8,729,621
Unrealized depreciation	(66,682,151)
Net unrealized depreciation	(57,952,530)
Undistributed ordinary income	19,164,571
Capital loss carryforward	(176,569,973)
Cost for federal income tax purposes	$938,915,345

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.561% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2025, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

On January 1, 2024, a subsidiary of Franklin Resources, Inc. (“Franklin Resources”) acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Management and PIL, in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management (the investment manager to the fund and a wholly-owned subsidiary of Putnam Holdings) and PIL (sub-adviser to the fund and an indirect, wholly-owned subsidiary of Putnam Holdings) became indirect, wholly-owned subsidiaries of Franklin Resources. The Transaction also resulted in the automatic termination of the investment management contract between the fund and Putnam Management and the sub-management contract for the fund between Putnam Management and PIL that were in place for the fund before the Transaction. However, Putnam Management and PIL continue to provide uninterrupted services with respect to the fund pursuant to new investment management and sub-management contracts that were approved by fund shareholders at a shareholder meeting held in connection with the Transaction and that took effect on January 1, 2024. The terms of the new investment management and sub-management contracts are substantially similar to those of the previous investment management and sub-management contracts, and the fee rates payable under the new investment management and sub-management contracts are the same as the fee rates under the previous investment management and sub-management contracts.

High Yield Fund 63

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,024,618	Class R	28,547
Class B	1,819	Class R6	9,301
Class C	11,656	Class Y	347,615
Class M	65,745	Total	$1,489,301

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $28,212 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $772, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Franklin Resources, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

64 High Yield Fund

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,546,073
Class B	1.00%	1.00%	10,998
Class C	1.00%	1.00%	70,403
Class M	1.00%	0.50%	198,468
Class R	1.00%	0.50%	86,179
Total			$1,912,121

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $25,992 and no monies from the sale of class A and class M shares, respectively, and received no monies and $47 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $63 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$337,047,604	$391,107,577
U.S. government securities (Long-term)	—	—
Total	$337,047,604	$391,107,577

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 11/30/23		YEAR ENDED 11/30/22
Class A	Shares	Amount	Shares	Amount
Shares sold	16,856,311	$86,014,519	34,849,937	$183,837,371
Shares issued in connection with
reinvestment of distributions	5,752,264	29,207,988	5,640,686	30,073,962
	22,608,575	115,222,507	40,490,623	213,911,333
Shares repurchased	(33,448,578)	(170,325,446)	(51,459,113)	(273,576,587)
Net decrease	(10,840,003)	$(55,102,939)	(10,968,490)	$(59,665,254)

High Yield Fund 65

	YEAR ENDED 11/30/23		YEAR ENDED 11/30/22
Class B	Shares	Amount	Shares	Amount
Shares sold	1,158	$5,685	8,377	$31,762
Shares issued in connection with
reinvestment of distributions	8,957	43,970	14,984	77,955
	10,115	49,655	23,361	109,717
Shares repurchased	(179,463)	(883,705)	(284,380)	(1,519,862)
Net decrease	(169,348)	$(834,050)	(261,019)	$(1,410,145)

	YEAR ENDED 11/30/23		YEAR ENDED 11/30/22
Class C	Shares	Amount	Shares	Amount
Shares sold	144,665	$708,080	500,260	$2,631,939
Shares issued in connection with
reinvestment of distributions	65,886	321,317	79,835	412,227
	210,551	1,029,397	580,095	3,044,166
Shares repurchased	(771,070)	(3,766,850)	(1,082,998)	(5,605,678)
Net decrease	(560,519)	$(2,737,453)	(502,903)	$(2,561,512)

	YEAR ENDED 11/30/23		YEAR ENDED 11/30/22
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,630	$21,246
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	—	—	3,630	21,246
Shares repurchased	(507,786)	(2,577,824)	(932,172)	(4,896,825)
Net decrease	(507,786)	$(2,577,824)	(928,542)	$(4,875,579)

	YEAR ENDED 11/30/23		YEAR ENDED 11/30/22
Class R	Shares	Amount	Shares	Amount
Shares sold	1,504,549	$7,615,886	1,368,883	$7,418,120
Shares issued in connection with
reinvestment of distributions	167,571	844,803	143,267	756,197
	1,672,120	8,460,689	1,512,150	8,174,317
Shares repurchased	(2,485,053)	(12,556,495)	(1,083,738)	(5,723,664)
Net increase (decrease)	(812,933)	$(4,095,806)	428,412	$2,450,653

	YEAR ENDED 11/30/23		YEAR ENDED 11/30/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	649,025	$3,522,383	574,471	$3,282,703
Shares issued in connection with
reinvestment of distributions	180,457	974,660	154,503	871,783
	829,482	4,497,043	728,974	4,154,486
Shares repurchased	(464,873)	(2,515,860)	(495,187)	(2,779,455)
Net increase	364,609	$1,981,183	233,787	$1,375,031

66 High Yield Fund

	YEAR ENDED 11/30/23		YEAR ENDED 11/30/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	24,562,889	$133,904,861	30,437,476	$174,254,418
Shares issued in connection with
reinvestment of distributions	1,938,524	10,526,615	1,790,487	10,176,009
	26,501,413	144,431,476	32,227,963	184,430,427
Shares repurchased	(28,875,379)	(156,427,764)	(31,201,915)	(180,069,151)
Net increase (decrease)	(2,373,966)	$(11,996,288)	1,026,048	$4,361,276

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/22	cost	proceeds	income	of 11/30/23
Short-term investments
Putnam Short Term
Investment Fund*	$59,972,271	$306,554,760	$311,260,374	$2,332,202	$55,266,657
Total Short-term
investments	$59,972,271	$306,554,760	$311,260,374	$2,332,202	$55,266,657

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

High Yield Fund 67

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$25,000,000
Centrally cleared credit default contracts (notional)	$16,100,000
Warrants (number of warrants)	300

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$798,606*	Unrealized depreciation	$—
Foreign exchange
contracts	Receivables	—	Payables	199,136
Total		$798,606		$199,136

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$813,659	$813,659
Foreign exchange
contracts	—	104,955	—	104,955
Equity contracts	(43)	—	—	(43)
Total	$(43)	$104,955	$813,659	$918,571

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$500,648	$500,648
Foreign exchange
contracts	—	(48,316)	—	(48,316)
Equity contracts	26	—	—	26
Total	$26	$(48,316)	$500,648	$452,358

68 High Yield Fund

This page left blank intentionally.

High Yield Fund 69

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Total
Assets:
Centrally cleared credit default contracts§	$—	$17,481	$—	$—	$—	$—	$—	$—	$—	$17,481
Forward currency contracts#	—	—	—	—	—	—	—	—	—	—
Total Assets	$—	$17,481	$—	$—	$—	$—	$—	$—	$—	$17,481
Liabilities:
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	8,741	—	17,239	6,759	11,460	3,868	58,076	8,646	84,347	199,136
Total Liabilities	$8,741	$—	$17,239	$6,759	$11,460	$3,868	$58,076	$8,646	$84,347	$199,136
Total Financial and Derivative
Net Assets	$(8,741)	$17,481	$(17,239)	$(6,759)	$(11,460)	$(3,868)	$(58,076)	$(8,646)	$(84,347)	$(181,655)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$(84,347)
Net amount	$(8,741)	$17,481	$(17,239)	$(6,759)	$(11,460)	$(3,868)	$(58,076)	$(8,646)	$—
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$(140,859)	$(140,859)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $1,468,422.

70 High Yield Fund	High Yield Fund 71

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $39,593,166 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

72 High Yield Fund

Shareholder meeting results (Unaudited)

November 27, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
58,786,479	1,551,355	14,711,182

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
58,218,423	1,920,027	14,910,565

All tabulations are rounded to the nearest whole number.

High Yield Fund 73

# About the Trustees

## INDEPENDENT TRUSTEES

**Liaquat Ahamed**

*Born 1952, Trustee since 2012*

**Principal occupations during past five years:** Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

**Other directorships:** Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

**Barbara M. Baumann**

*Born 1955, Trustee since 2010, Vice Chair since 2022*

**Principal occupations during past five years:** President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

**Other directorships:** Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

**Katinka Domotorffy**

*Born 1975, Trustee since 2012*

**Principal occupations during past five years:** Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

**Other directorships:** Director of the Great Lakes Science Center and of College Now Greater Cleveland.

**Catharine Bond Hill**

*Born 1954, Trustee since 2017*

**Principal occupations during past five years:** Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

**Other directorships:** Director of Yale-NUS College and Trustee of Yale University.

**Kenneth R. Leibler**

*Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018*

**Principal occupations during past five years:** Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

**Other directorships:** Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

**Jennifer Williams Murphy**

*Born 1964, Trustee since 2022*

**Principal occupations during past five years:** Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

**Other directorships:** Previously, a Director of Western Asset Mortgage Capital Corporation.

**Marie Pillai**

*Born 1954, Trustee since 2022*

**Principal occupations during past five years:** Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

**Other directorships:** Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.

74 High Yield Fund

**George Putnam III**

*Born 1951, Trustee since 1984*

**Principal occupations during past five years:** Chair of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

**Other directorships:** Director of The Boston Family Office, LLC, a registered investment adviser; a Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

**Manoj P. Singh**

*Born 1952, Trustee since 2017*

**Principal occupations during past five years:** Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

**Other directorships:** Director of ReNew Energy Global Plc, a publicly traded renewable energy company; Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

**Mona K. Sutphen**

*Born 1967, Trustee since 2020*

**Principal occupations during past five years:** Partner, Investment Strategies, at The Vistria Group, a private investment firm focused on middle-market companies in the health care, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

**Other directorships:** Director of Spotify Technology S.A., a publicly traded audio content streaming service; Director of Unitek Learning, a private nursing and medical services education provider in the United States; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs; previously Director of Pattern Energy and Pioneer Natural Resources, publicly traded energy companies; and previously Managing Director of UBS AG.

## INTERESTED TRUSTEE

**Robert L. Reynolds***

*Born 1952, Trustee since 2008*

**Principal occupations during past five years:** Chair of Great-West Lifeco U.S. LLC. Prior to 2019, also President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. LLC, a holding company that owns Putnam Investments and Great-West Financial, and a member of Great-West Financial's Board of Directors. Until 2023, President and Chief Executive Officer of Putnam Investments, President and Chief Executive Officer of Putnam Management, and member of Putnam Investments' Board of Directors.

**Other directorships:** Director of the Concord Museum; Director of Dana-Farber Cancer Institute; Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory Board of the American Ireland Fund; Council Co-Chair of the American Enterprise Institute; Member of U.S. Chamber of Commerce, Center for Capital Markets Competitiveness; Chair of Massachusetts High Technology Council; Member of the Chief Executives Club of Boston; Member of the Massachusetts General Hospital President's Council; Chairman of the Board of Directors of the Ron Burton Training Village; Director and former Chair of the Massachusetts Competitive Partnership; former Chair of the West Virginia University Foundation; and former Executive Committee Member of the Greater Boston Chamber of Commerce.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. He is President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of November 30, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

High Yield Fund 75

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Kevin R. Blatchford (Born 1967)	Alan G. McCormack (Born 1964)
Vice President and Assistant Treasurer	Vice President and Derivatives Risk Manager
Since 2023	Since 2022
Director, Financial Reporting, Putnam Holdings	Head of Quantitative Equities and Risk,
Putnam Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Denere P. Poulack (Born 1968)
Since 2016	Assistant Vice President, Assistant Clerk,
Chief Compliance Officer, Putnam Management	and Assistant Treasurer
and Putnam Holdings	Since 2004

Michael J. Higgins (Born 1976)	Janet C. Smith (Born 1965)
Vice President, Treasurer, and Clerk	Vice President, Principal Financial Officer, Principal
Since 2010	Accounting Officer, and Assistant Treasurer
Since 2007
Jonathan S. Horwitz (Born 1955)	Head of Fund Administration Services, Putnam Holdings
Executive Vice President, Principal Executive Officer,	and Putnam Management
and Compliance Liaison
Since 2004	Stephen J. Tate (Born 1974)
Vice President and Chief Legal Officer
Kelley Hunt (Born 1984)	Since 2021
AML Compliance Officer	General Counsel, Putnam Holdings, Putnam
Since 2023	Management, and Putnam Retail Management
Manager, U.S. Financial Crime Compliance,
Franklin Templeton

Martin Lemaire (Born 1984)
Vice President and Derivatives Risk Manager
Since 2022
Risk Manager and Risk Analyst, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

76 High Yield Fund

Fund information

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Barbara M. Baumann, Vice Chair	Principal Executive Officer,
100 Federal Street	Liaquat Ahamed	and Compliance Liaison
Boston, MA 02110	Katinka Domotorffy
	Catharine Bond Hill	Kelley Hunt
Investment Sub-Advisor	Jennifer Williams Murphy	AML Compliance Officer
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Martin Lemaire
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Derivatives Risk Manager
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President, The Putnam Funds
Denere P. Poulack
Custodian	Kevin R. Blatchford	Assistant Vice President,
State Street Bank	Vice President and	Assistant Clerk, and
and Trust Company	Assistant Treasurer	Assistant Treasurer

Legal Counsel	James F. Clark	Janet C. Smith
Ropes & Gray LLP	Vice President and	Vice President,
	Chief Compliance Officer	Principal Financial Officer,
Independent Registered		Principal Accounting Officer,
Public Accounting Firm	Michael J. Higgins	and Assistant Treasurer
PricewaterhouseCoopers LLP	Vice President, Treasurer,
	and Clerk	Stephen J. Tate
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2023	$93,832	$ —	$8,144	$ —
November 30, 2022	$108,344	$ —	$7,906	$ —

For the fiscal years ended November 30, 2023 and November 30, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $228,776 and $306,189 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2023	$ —	$220,632	$ —	$ —
November 30, 2022	$ —	$298,283	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 22, 2024

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 22, 2024